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                                                                   EXHIBIT 24(A)

                               POWER OF ATTORNEY

     The undersigned, Textron Inc. ("Textron"), a Delaware corporation, and the undersigned directors and officers of Textron, do hereby constitute and appoint Wayne W. Juchatz, Arnold M. Friedman and Michael D. Cahn and each of them, with full powers of substitution, their true and lawful attorneys and agents to do or cause to be done any and all acts and things and to execute and deliver any and all instruments and documents which said attorneys and agents, or any of them, may deem necessary or advisable in order to enable Textron to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the Registration under the Securities Act of 1933, as amended, of the offering of up to (i) $800 million additional debt securities of Textron and (ii) preferred securities of Textron Capital I, Textron Capital II, Textron Capital III and Textron Finance, L.P. and the guarantee thereof by Textron, including specifically, but without limitation, power and authority to sign the names of the undersigned directors and officers in the capacities indicated below and to sign the names of such officers on behalf of Textron to the Registration Statement filed with the Securities and Exchange Commission in respect of such offering, to any and all amendments to such Registration Statement (including post-effective amendments), and to any instruments or documents or other writings of which the original or copies thereof are to be filed as a part of or in connection with such Registration Statement or amendments thereto, and to file or cause to be filed the same with the Securities and Exchange Commission; and each of the undersigned hereby ratifies and confirms all that such attorneys and agents, and each of them, shall do or cause to be done hereunder, and such attorneys and agents, and each of them, shall have, and may exercise, all of the powers hereby conferred.

     IN WITNESS WHEREOF, Textron has caused this Power of Attorney to be executed and delivered in its name and on its behalf by the undersigned duly authorized officer and its corporate seal affixed, and each of the undersigned has signed his or her name hereto, on this 27th day of September 1995.

                                            TEXTRON INC.

                                            JAMES F. HARDYMON
                                            -----------------------------------
                                            JAMES F. HARDYMON
                                            CHAIRMAN AND
                                            CHIEF EXECUTIVE OFFICER

ATTEST:

MICHAEL D. CAHN
-----------------------------------
MICHAEL D. CAHN
ASSISTANT SECRETARY
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JAMES F. HARDYMON
------------------------------------------------------
JAMES F. HARDYMON
CHAIRMAN AND CHIEF
EXECUTIVE OFFICER
(PRINCIPAL EXECUTIVE OFFICER)
DIRECTOR

LEWIS B. CAMPBELL
------------------------------------------------------
LEWIS B. CAMPBELL
PRESIDENT AND CHIEF OPERATING OFFICER
DIRECTOR

H. JESSE ARNELLE
------------------------------------------------------
H. JESSE ARNELLE
DIRECTOR

R. STUART DICKSON
------------------------------------------------------
R. STUART DICKSON
DIRECTOR

B. F. DOLAN
------------------------------------------------------
B. F. DOLAN
DIRECTOR

JOHN D. MACOMBER
------------------------------------------------------
JOHN D. MACOMBER
DIRECTOR

BARBARA SCOTT PREISKEL
------------------------------------------------------
BARBARA SCOTT PREISKEL
DIRECTOR

SAM F. SEGNAR
------------------------------------------------------
SAM F. SEGNAR
DIRECTOR

JEAN HEAD SISCO
------------------------------------------------------
JEAN HEAD SISCO
DIRECTOR

JOHN W. SNOW
------------------------------------------------------
JOHN W. SNOW
DIRECTOR

MARTIN D. WALKER
------------------------------------------------------
MARTIN D. WALKER
DIRECTOR

THOMAS B. WHEELER
------------------------------------------------------
THOMAS B. WHEELER
DIRECTOR

STEPHEN L. KEY
------------------------------------------------------
STEPHEN L. KEY
EXECUTIVE VICE PRESIDENT AND CHIEF
FINANCIAL OFFICER
(PRINCIPAL FINANCIAL OFFICER)

WILLIAM P. JANOVITZ
------------------------------------------------------
WILLIAM P. JANOVITZ
VICE PRESIDENT AND CONTROLLER
(PRINCIPAL ACCOUNTING OFFICER)